                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D. C.

                        --------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 17, 1999
                        ---------------------------------
                        (Date of earliest event reported)




                            Fair Grounds Corporation
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             (Exact name of registrant as specified in its charter)




       Louisiana                0-7607                72-0361770
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(State or Other Juris-       (Commission            (IRS Employer
diction of Incorporation)    File Number)         Identification No.)




  1751 Gentilly Boulevard, New Orleans, Louisiana            70119
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    (Address of Principal Executive Offices)                (Zip Code)



                                 (504) 944-5515
               ---------------------------------------------------
              (Registrant's Telephone Number, including area code)




                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On December 17, 1999, the Fair Grounds Corporation issued the attached press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)      Financial Statements.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

         99.1   Press Release dated December 17, 1999.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIR GROUNDS CORPORATION

                                       By: /s/ Bryan G. Krantz
                                          -----------------------------------
                                          Its:  President


Date: December 20, 1999

                                  EXHIBIT INDEX

EXHIBIT NO.                                             DESCRIPTION
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
99.1                                                 Press Release dated
                                                     December 17, 1999


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